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                                                               HEI Exhibit 10.11
                                                               -----------------


                       HAWAIIAN ELECTRIC INDUSTRIES, INC.
                      1990 Nonemployee Director Stock Plan,
                       as amended effective April 27, 1999


1.  Purposes of the Plan
    --------------------

          The purposes of the 1990 Nonemployee Director Stock Plan of Hawaiian Electric Industries, Inc. are to provide participating directors with additional incentives to improve the Company's performance by increasing the level of stock owned by nonemployee directors to reinforce the participating directors' role in enhancing stockholder value, and to provide an additional means of attracting and retaining nonemployee directors through the issuance of Common Stock under the Plan as compensation to Nonemployee Directors.


2.   Definitions
     -----------

          When used herein, the following terms shall have the respective meanings set forth below:

          (a) "Annual Retainer" means the annual retainer payable to all Nonemployee Directors as provided in Section 6 below (exclusive of any per meeting fees or expense reimbursements).

          (b) "Annual Meeting of Stockholders" means the annual meeting of stockholders of the Company or any Participating Company at which directors of the Company or the Participating Company, as the case may be, are elected.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Committee" means a committee whose members meet the requirements of Section 4(a) hereof, appointed from time to time by the Board to administer the Plan.

          (e) "Common Stock" means the common stock, without par value, of the Company.

          (f) "Company" means Hawaiian Electric Industries, Inc., a Hawaii corporation, and any successor corporation.

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          (g) "Company Director" means any person who is elected or appointed to the Board of Directors of the Company and who is not an Employee.

          (h) "Employee" means any officer or employee of the Company or any of its direct or indirect subsidiaries or affiliates (whether or not such subsidiary or affiliate participates in the Plan).

          (i) "Nonemployee Director" or "Participant" means any Company Director or Participating Company Director.

          (j) "Participating Company" means the Company and any direct or indirect subsidiary or affiliate of the Company whose participation in the Plan has been approved by such subsidiary's or affiliate's Board of Directors.

          (k) "Participating Company Director" means any person who is elected or appointed to the Board of Directors of any one or more Participating Companies other than the Company and who is not an Employee.

          (l) "Plan" means the Company's 1990 Nonemployee Director Stock Plan, as amended effective April 27, 1999, as set forth herein, as it may be amended from time to time.

          (m) "Stock Payment" means the fixed portion of the Annual Retainer to be paid to Participating Company Directors in shares of Common Stock rather than cash for services rendered as a director of a Participating Company other than the Company, as provided in Section 6 hereof.


3.   Shares of Common Stock Subject to the Plan
     ------------------------------------------

          Subject to adjustment as provided in Section 9 below, the maximum aggregate number of shares of Common Stock that may be issued under the Plan is 100,000 shares. The Common Stock to be issued under the Plan will be made available from authorized but unissued shares of Common Stock, and the Company shall set aside and reserve for issuance under the Plan said number of shares.


4.   Administration of the Plan
     --------------------------

          (a) The Plan will be administered by the Committee, which will consist of three or more persons who are not eligible to participate in the Plan.

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     Members of the Committee need not be members of the Board.  The Company shall pay all costs of administration of the Plan.

          (b) Subject to the express provisions of the Plan, the Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions under the Plan. Without limiting the generality of the foregoing, the Committee shall have full power and authority (i) to determine all questions of fact that may arise under the Plan, (ii) to interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan, and (iii) to prescribe, amend, and rescind rules and regulations relating to the Plan, including, without limitation, any rules which the Committee determines are necessary or appropriate to ensure that the Company, each Participating Company and the Plan will be able to comply with all applicable provisions of any federal, state or local law, including securities laws and laws relating to the withholding of tax. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote at a meeting of the Committee (at which members may participate by telephone) or by the unanimous written consent of its members.

          (c) Neither the Company, nor any other Participating Company, nor any representatives, employees or agents of any Participating Company, nor any member of the Board or the Committee or designee thereof will be liable for any damages resulting from any action or determination made by the Board or the Committee with respect to the Plan or any transaction arising under the Plan or any omission in connection with the Plan in the absence of willful misconduct or gross negligence.


5.   Participation in the Plan
     -------------------------

          (a) All Nonemployee Directors shall participate in the applicable provisions of the Plan, subject to the conditions and limitations of the Plan, so long as they remain eligible to participate in the Plan.

          (b) Participating Company Directors shall be eligible for Annual Retainers and Stock Payments pursuant to the terms of Section 6 of the Plan. Company Directors shall be eligible for Annual Retainers, pursuant to the terms of Section 7 of the Plan.

          (c) No Nonemployee Director shall be eligible for a Stock Payment if, at the time said payment will otherwise be made, such Nonemployee Director owns (or is deemed to own) directly or indirectly, shares of Common Stock

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     representing more than ten percent of the total combined voting power of all classes of stock of the Company. The compensation, if any, of such directors shall be determined by the Board or the Committee.

6.   Determination of Participating Company Directors' Annual Retainers and
     ----------------------------------------------------------------------
     Stock Payments
     --------------

          (a) The Committee shall determine the Annual Retainer for all Participating Company Directors, subject to approval by the Board. The Annual Retainer shall not be determined by the Committee and approved by the Board more than once every calendar year. No Annual Retainer may be changed after it has been so determined and approved. No Participating Company Director shall be entitled to receive more than one Annual Retainer (or more than one Stock Payment) per calendar year even if such Participating Company Director serves as a director for more than one Participating Company. The Annual Retainer shall be paid to each Participating Company Director (or to the Company to the extent shares of Common Stock are issued in lieu thereof) by the Participating Company for which a Participating Company Director serves as a director.

          (b) Each Participating Company Director who is a Participating Company Director immediately following the date of the Annual Meeting of Stockholders of one or more Participating Companies (other than the Company) shall receive a Stock Payment as a portion of the Annual Retainer payable to such director as provided in the Plan for serving in such capacity. The number of shares allocated to each Participating Company Director as a Stock Payment shall be determined by dividing the applicable Market Price into sixty percent (60%) of the Annual Retainer payable to such Participating Company Director, provided that no fractional shares shall be issued (cash shall be paid in lieu thereof). The "Market Price" of Common Stock shall be the average of the high and low sales prices of Common Stock as quoted in the New York Stock Exchange Composite Transactions Section published in the Western Edition of the Wall Street Journal on the third business day after the date of the applicable Annual Meeting of Stockholders of the Company, or if there is no trading of Common Stock on such date, the average of the high and low sales prices of Common Stock as quoted in such Composite Transactions on the next preceding date on which there was trading in such shares, or if the Common Stock is not admitted to trade on the New York Stock Exchange, the Market Price shall be determined by the Committee in such other reasonable manner as the Committee shall decide. Such Market Price shall be used to determine the number of shares of Common Stock to be issued to all Participating Company Directors for the current year. Stock Payments shall be allocated to Participating Company Directors as soon as practicable following the applicable Annual Meeting of Stockholders of the Company. The cash portion of the Annual Retainer shall be paid to Participating

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     Company  Directors at such times and in such manner as may be determined by the Board or the Committee.

          (c) Any person who is not a Participating Company Director immediately following the completion of all elections of the directors for all Participating Companies (other than the Company) for the current year, but later becomes a Participating Company Director, whether by appointment as a director of such Participating Company (other than the Company) or by change in status from an Employee to a non-Employee, shall receive shares of Common Stock as a portion of the compensation to be paid to such Participating Company Director until the next Annual Meeting of Stockholders of such Participating Company. The number of shares issued to such Participating Company Director shall be determined by dividing the Market Price previously used to determine the number of shares issued to directors for the current year into sixty percent (60%) of the Annual Retainer to be paid to such director until the next Annual Meeting of Stockholders of such Participating Company. The cash portion of such compensation, if any, to be paid to any such Participating Company Director shall be paid at such times and in such manner as may be determined by the Board or the Committee.

          (d) No Participating Company Director shall be required to forfeit or otherwise return to the Company any shares of Common Stock issued to him or her as a Stock Payment pursuant to the Plan notwithstanding any change in status of such Participating Company Director which renders him or her ineligible to continue as a Participant in the Plan. Any person who is a Participating Company Director immediately following the date of the respective Participating Company's Annual Meeting of Stockholders shall be entitled to receive a Stock Payment as a portion of the applicable Annual Retainer notwithstanding any change in status of such Participating Company Director which renders such director ineligible to continue participation in the Plan prior to delivery of certificates evidencing shares of Common Stock.


7.   Determination of Company Directors' Annual Retainers
     ----------------------------------------------------

          The Committee shall determine the Annual Retainer for all Company Directors, subject to approval by the Board. The Annual Retainer shall not be determined by the Committee and approved by the Board more than once every calendar year. No Annual Retainer may be changed after it has been so determined and approved. No Company Director shall be entitled to receive more than one Annual Retainer per calendar year even if such Company Director serves as a director for more than one Participating Company. The Annual Retainer shall be paid, in cash, to each Company Director by the Company at such times and in such manner as may be determined by the Board or the Committee.

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8.   Stockholder Rights
     ------------------

          (a) Nonemployee Directors shall not be deemed for any purpose to be or have rights as stockholders of the Company with respect to any shares of Common Stock except as and when such shares are issued and then only from the date of the certificate therefor. No adjustment shall be made for dividends or distributions or other rights for which the record date precedes the date of such stock certificate.
          (b) Subject to the provisions of Section 8(a) above, a Participant will have all rights of a stockholder with respect to Common Stock issued to the Participant, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

9.   Adjustment for Changes in Capitalization
     ----------------------------------------

          If the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination of shares, rights offering, distribution of assets or other distribution with respect to such shares of Common Stock or other securities or other change in the corporate structure or shares of Common Stock, the maximum number of shares and/or the kind of shares that may be issued under the Plan may be appropriately adjusted by the Committee. Any determination by the Committee as to any such adjustment will be final, binding, and conclusive. The maximum number of shares issuable under the Plan as a result of any such adjustment shall be rounded up to the nearest whole share.


10.  Continuation of Director or Other Status
     ----------------------------------------

          Nothing in the Plan or in any instrument executed pursuant to the Plan or any action taken pursuant to the Plan shall be construed as creating or constituting evidence of any agreement or understanding, express or implied, that the Company or any other Participating Company, as the case may be, will retain a Nonemployee Director as a director or in any other capacity for any period of time or at a particular retainer or other rate of compensation, as conferring upon any Participant any legal or other right to continue as a director or in any other capacity, or as limiting, interfering with or otherwise affecting the right of a Participating Company to terminate a Participant in his or her capacity as a

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     director or  otherwise at any time for any reason,  with or without  cause, and without regard to the effect that such termination might have upon him or her as a Participant under the Plan.


11.  Compliance with Government Regulations
     --------------------------------------

          Neither the Plan nor the Company shall be obligated to issue any shares of Common Stock pursuant to the Plan at any time unless and until all applicable requirements imposed by any federal and state securities and other laws, rules, and regulations, by any regulatory agencies or by any stock exchanges upon which the Common Stock may be listed have been fully met. As a condition precedent to any issuance of shares of Common Stock and delivery of certificates evidencing such shares pursuant to the Plan, the Board or the Committee may require a Participant to take any such action and to make any such covenants, agreements and representations as the Board or the Committee, as the case may be, in its discretion deems necessary or advisable to ensure compliance with such requirements. The Company shall in no event be obligated to register the shares of Common Stock issued or issuable under the Plan pursuant to the Securities Act of 1933, as now or hereafter amended, or to qualify or register such shares under any securities laws of any state upon their issuance under the Plan or at any time thereafter, or to take any other action in order to cause the issuance and delivery of such shares under the Plan or any subsequent offer, sale or other transfer of such shares to comply with any such law, regulation or requirement. Participants are responsible for complying with all applicable federal and state securities and other laws, rules and regulations in connection with any offer, sale or other transfer of the shares of Common Stock issued under the Plan or any interest therein including, without limitation, compliance with the registration requirements of the Securities Act of 1933, as amended (unless an exemption therefrom is available), or with the provisions of Rule 144 promulgated thereunder, if available, or any successor provisions.


12.  Nontransferability of Rights
     ----------------------------

          No Participant shall have the right to assign the right to receive any Stock Payment or any other right or interest under the Plan, contingent or otherwise, or to cause or permit any encumbrance, pledge or charge of any nature to be imposed on any such payment (prior to the issuance of stock certificates evidencing such Stock Payment) or any such right or interest.

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13.  Amendment and Termination of Plan
     ---------------------------------

          (a) The Board will have the power in its discretion, to amend, suspend or terminate the Plan at any time. No such amendment will, without approval of the stockholders of the Company:

          (i) Change the class of persons eligible to receive Stock Payments under the Plan or otherwise modify the requirements as to eligibility for participation in the Plan; or

          (ii) Materially increase the benefits accruing to Participants under the Plan; or

          (iii) Increase the number of shares of Common Stock which may be issued under the Plan (except for adjustments as provided in Section 9 hereof).

          (b) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair, or adversely affect any right or obligations under any Stock Payment previously granted under the Plan to such Participant, unless such amendment, suspension or termination is required by applicable law.

          (c) Notwithstanding the foregoing, the Board may, without further action by the stockholders of the Company, amend the Plan or modify Stock Payments under the Plan (i) in response to changes in securities or other laws, or rules, regulations or regulatory interpretations thereof, applicable to the Plan, or (ii) to comply with stock exchange rules or requirements.


14.  Governing Law
     -------------

          The laws of the State of Hawaii shall govern and control the interpretation and application of the terms of the Plan.


15.  Effective Date and Duration of the Plan
     ---------------------------------------

          The Plan, as amended, will become effective as of April 27, 1999. Unless previously terminated by the Board, the Plan will terminate on April 27, 2010.

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